CMO GS 7F6N2 P1	Goldman Sachs
Scenario Report (Intex)
Generated: 08/04/2005 11:25:26	Page 1 of 1

CUSIP	Monthly	As Of	8/05	Pricing	8/3/05	Original	156,226,000.00
Description	Accretion Directed, Senior, Pac			Settle	8/26/05	Balance	156,226,000.00
Coupon	4.850%			Next Proj	9/25/05	Factor	1.00000000
Collateral:	Cpn 6.00 WAC 6.20 WAM 350 WALA 9			Stated Final	0/0/00	Delay	24
Historical CPR’s:	8/05= 7/05= 6/05= 3mo= 6mo= 12mo=			SI=
Curve:	3m=3.461 6m=3.712 1yr=3.840 2yr=4.019 3yr=4.061 4yr=4.097 5yr=4.125 7yr=4.198 10yr=4.298 30yr=4.503

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		500	100	200	300	400	600	700	800
	Av Life	2.864	4.861	3.190	2.932	2.932	2.484	2.199	1.975
Price	Window	9/05-8/12	9/05-8/15	9/05-5/12	9/05-5/12	9/05-5/12	9/05-11/10	9/05-1/10	9/05-6/09
99-08	Yield	5.066	5.004	5.051	5.063	5.063	5.089	5.111	5.134
99-08+	Yield	5.060	5.000	5.045	5.057	5.057	5.082	5.104	5.125
99-09	Yield	5.054	4.996	5.040	5.051	5.051	5.075	5.096	5.116
99-09+	Yield	5.048	4.992	5.034	5.045	5.045	5.068	5.088	5.108
99-10	Yield	5.042	4.988	5.028	5.039	5.039	5.061	5.080	5.099
99-10+	Yield	5.036	4.985	5.023	5.033	5.033	5.054	5.072	5.091
99-11	Yield	5.030	4.981	5.017	5.027	5.027	5.047	5.065	5.082
99-11+	Yield	5.023	4.977	5.012	5.021	5.021	5.040	5.057	5.073
99-12	Yield	5.017	4.973	5.006	5.015	5.015	5.033	5.049	5.065
99-12+	Yield	5.011	4.969	5.001	5.009	5.009	5.026	5.041	5.056
99-13	Yield	5.005	4.965	4.995	5.003	5.003	5.019	5.034	5.048
99-13+	Yield	4.999	4.962	4.990	4.997	4.997	5.012	5.026	5.039
99-14	Yield	4.993	4.958	4.984	4.991	4.991	5.005	5.018	5.030
99-14+	Yield	4.987	4.954	4.978	4.985	4.985	4.998	5.010	5.022
99-15	Yield	4.981	4.950	4.973	4.979	4.979	4.992	5.002	5.013
99-15+	Yield	4.974	4.946	4.967	4.973	4.973	4.985	4.995	5.005
99-16	Yield	4.968	4.942	4.962	4.967	4.967	4.978	4.987	4.996
99-16+	Yield	4.962	4.939	4.956	4.961	4.961	4.971	4.979	4.988
99-17	Yield	4.956	4.935	4.951	4.955	4.955	4.964	4.971	4.979
99-17+	Yield	4.950	4.931	4.945	4.949	4.949	4.957	4.964	4.970
99-18	Yield	4.944	4.927	4.940	4.943	4.943	4.950	4.956	4.962

All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or perso ns involved in the preparation or issuance of this material, may from time to time, ha ve long or short positions in, and buy or sell, securities, futures or options iden tical with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices.  This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the c ollateral furnished by the issuer.  Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accur acy or completeness of the information herein.  The information contained in this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual m arket conditions or events, and this material should not be relied upon for such pu rposes.  In addition, we mutually agree that, subject to applicable law, you may discl ose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may   be obtained upon request.